EXHIBIT 99.2



                       AMENDMENT NO. 1 TO CREDIT AGREEMENT
                       -----------------------------------

     This Amendment No. 1 (this "Amendment") is entered into as of November 9, 2001 by and among General Mills, Inc., a Delaware corporation (the "Company"), the several financial institutions party hereto (collectively, the "Banks"; individually, a "Bank"), Morgan Guaranty Trust Company of New York, as Administrative Agent, Citibank, N.A., as Syndication Agent, and UBS AG, Stamford Branch and Deutsche Bank AG New York Branch, as Co-Documentation Agents.

                                    RECITALS
                                    --------

     A. The Company, the Agents and the Banks are party to that certain 364-Day Credit Agreement dated as of October 30, 2001 (the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

     B. The Company, the Agents and the Banks wish to amend the Credit Agreement on the terms and conditions set forth below.

     C. The Banks are willing to increase their Revolving Commitments, as more fully set forth herein.

     Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

          1. Amendment to Credit Agreement. Upon the "Effective Date" (as defined below), the Credit Agreement shall be amended as follows:

                    (a) The cover page of the Credit Agreement shall be amended by deleting the dollar amount "$4,950,000,000" and replacing such dollar amount with the dollar amount "$6,000,000,000."

                    (b) The definition of "Aggregate Revolving Commitment" set forth in Section 1.01 of the Credit Agreement is amended by deleting the "Four Billion Nine Hundred Fifty Million Dollars" ($4,950,000,000) and replacing such dollar amount with the dollar amount "Six Billion Dollars ($6,000,000,000)."

                    (c) The definition of "Revolving Termination Date" set forth in Section 1.01 of the Credit Agreement shall be amended by deleting clause (d) thereof in its entirety and replacing such clause with the following:


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                    "(d) the date on which the Net Cash Proceeds of all
          Prepayment Events occurring after the Closing Date aggregate $6,000,000,000 or more."

          (d) The following new definitions are inserted into Section 1.01 of the Credit Agreement in appropriate alphabetical order:

                    "Net Cash Proceeds" of any Prepayment Event shall mean (a) with respect to the issuance of Indebtedness described in clause (a) of the definition of "Prepayment Event," the aggregate cash proceeds received by the Company or any Subsidiary pursuant to such issuance, net of the direct costs relating to such issuance (including sales and underwriter's commissions and legal, accounting, rating agency and investment banking fees), (b) with respect to the disposition of assets described in clause (b) of such definition, the aggregate cash proceeds received by the Company or any of its Subsidiaries pursuant to and in consideration for such disposition, net of reasonable and customary transaction costs, fees, expenses and taxes attributable to such transaction, and (c) with respect to the disposition of assets described in clause (c) of such definition, the aggregate cash proceeds received by the Company or any of its Subsidiaries, net of an escrow deposit of $5,000,000 required pursuant to the applicable asset purchase agreement and net of reasonable and customary transaction costs, fees, expenses and taxes attributable to such transaction.

                    "Prepayment Event" shall mean any of (a) the issuance by the Company or any Subsidiary of any new public or private Indebtedness which matures 364 days or more after the date of issuance thereof, (b) any disposition of all or a portion of Pillsbury's joint venture interest in Ice Cream Partners, LLC, or (c) any disposition of any assets of the Company or any of its Subsidiaries to International Multifoods Corporation.

          (e) Section 2.07(b) of the Credit Agreement shall be deleted in its entirety and replaced with the following:

                    (b) If, at any time after the Closing Date, the Company anticipates that any Prepayment Event is going to occur, the Company shall, at least two Business Days prior to the anticipated Prepayment Event, notify the Administrative Agent of the estimated Net Cash Proceeds, if any, of such Prepayment Event to be received by the Company or any of its Subsidiaries in respect thereof. Promptly upon receipt by the Company or any of its Subsidiaries, as the case may be, of the Net Cash Proceeds of such Prepayment Event, the Company shall notify the Administrative Agent of the occurrence of such Prepayment Event and the amount of Net Cash Proceeds received in connection therewith and the Aggregate Revolving Commitment shall be automatically permanently reduced by an amount equal to such Net Cash Proceeds. Any such reduction of the Aggregate Revolving Commitment shall be applied to each Bank's Revolving Commitment in accordance with such Bank's Commitment Percentage. If as a result of such reduction, the aggregate principal amount of outstanding Revolving Loans shall exceed the Aggregate Revolving Commitment then in effect, the Company shall immediately prepay the Revolving Loans by an amount equal to such excess, together with interest accrued thereon and any amounts required pursuant to Section 3.04.

          (f) Schedule 2.01 to the Credit Agreement shall be deleted in its entirety and replaced with Schedule 2.01, attached to this Amendment.

          2. Representations and Warranties of the Company. The Company represents and warrants that:

                    (a) The Company has the requisite power and authority and legal right to execute and deliver this Amendment and to perform its Obligations hereunder. The execution and delivery by the Company of this Amendment and the performance of its Obligations hereunder have been duly authorized by all necessary corporate action, and this Amendment constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar law affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability;

                    (b) Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof; and

                    (c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

          3. Effective Date. Section 1 of this Amendment shall become effective upon receipt by the Administrative Agent of all of the following, in form and substance satisfactory to the Administrative Agent and each Bank and in sufficient copies for the Administrative Agent and each Bank:

                    (a) this Agreement executed by the Company, each Agent and each Bank;

                    (b) copies of the resolutions of the board of directors of the Company approving and authorizing the execution, delivery and performance by the Company of the Amendment and the other Loan Documents to be delivered hereunder, and authorizing the borrowing of the Loans, certified as of the date hereof by the Secretary or an Assistant Secretary of the Company;

                    (c) A certificate of the Secretary or Assistant Secretary of the Company, certifying the names and true signatures of the officers of the Company authorized to execute, deliver and perform the Amendment and all other Loan Documents to be delivered hereunder and certifying that the articles or certificate of incorporation and by-laws of the Company are in full force and effect and have not been amended since the Closing Date;

                    (d) A bring-down good standing certificate for the Company from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation by facsimile, dated the date hereof;

                    (e) An opinion of Elizabeth Wittenberg, Assistant General Counsel of the Company, addressed to the Agents and the Banks, in form and substance satisfactory to the Administrative Agent;

                    (f) The Company shall have repaid all Loans, together with interest and fees with respect thereto and shall have paid all accrued and unpaid fees, costs and expenses to the extent then due and payable on the date hereof, together with Attorney Costs of Morgan to the extent invoiced prior to or on the Effective Date, together with such additional amounts of Attorney Costs as shall constitute Morgan's reasonable estimate of Attorney Costs incurred or to be incurred through the closing proceedings, provided that such estimate shall not preclude final settling of accounts between the Company and Morgan thereafter; including any such costs, fees and expenses arising under or referenced in Sections 3.01, 10.04 and the Fee Letter;

                    (g) A certificate signed by a Responsible Officer, dated as the date hereof, stating that the representations and warranties contained in Article 5 are true and correct on and as of such date, as though made on and as of such date; no Default or Event of Default exists; and

                    (h) such other approvals, opinions, documents or materials as the Administrative Agent or any Bank may reasonably request.

          4. Reference to and Effect Upon the Credit Agreement.

                    (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                    (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or Bank under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

          5. Costs and Expenses. The Company hereby affirms its obligation under
Section 10.4 of the Credit Agreement to pay or reimburse Morgan (including in its capacity as Administrative Agent) within fifteen Business Days after demand (subject to Section 4.01(e) of the Credit Agreement) for all reasonable, demonstrable costs and out-of-pocket expenses incurred by Morgan (including in its capacity as Administrative Agent) in connection with the development, preparation, delivery and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), the Credit Agreement, any Loan Document and any other documents prepared in connection therewith, including but not limited to this Amendment, and the consummation of the transactions contemplated hereby and thereby, including the reasonable Attorney Costs incurred by Morgan.

          6. GOVERNING LAW AND JURISDICTION.

                    (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENTS AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                    (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT AND ANY OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY, THE AGENTS AND THE BANKS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE COMPANY, THE AGENTS AND THE BANKS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE COMPANY, THE AGENTS AND THE BANKS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

          7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

          8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                            [signature pages follow]

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.


                                     GENERAL MILLS, INC.


                                     By:    /s/ David B. VanBenschoten
                                            ------------------------------------
                                     Title: Vice President, Treasurer


                                     MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent and as a Bank


                                     By:    /s/ Susan L. Pearson
                                            ------------------------------------
                                     Title: Vice President
                                            ------------------------------------


                                     CITIBANK, N.A.,
                                     as Syndication Agent


                                     By:    /s/ Steven R. Victorin
                                            ------------------------------------
                                     Name:  Steven R. Victorin
                                            ------------------------------------
                                     Title: Vice President
                                            ------------------------------------


                                     UBS AG, STAMFORD BRANCH, as Co-
                                     Documentation Agent and as a Bank


                                     By:    /s/ Wilfred B. Saint
                                            ------------------------------------
                                     Name:  Wilfred B. Saint
                                            ------------------------------------
                                     Title: Associate Director, Banking Products
                                            ------------------------------------
                                            Services, US
                                            ------------------------------------


                                     By:    /s/ Susan Brunner
                                            ------------------------------------
                                     Name:  Susan Brunner
                                            ------------------------------------
                                     Title: Associate Director, Banking Products
                                            ------------------------------------
                                            Services, US
                                            ------------------------------------

  [signature page to Amendment No. 1 to 364-Day General Mills Credit Agreement]

                                         DEUTSCHE BANK AG NEW YORK BRANCH,
                                         as Co-Documentation Agent and as a Bank

                                         By:    /s/ Frederick W. Laird
                                                --------------------------------
                                         Name:  Frederick W. Laird
                                                --------------------------------
                                         Title: Managing Director
                                                --------------------------------


                                         By:    /s/ Alexander Karow
                                                --------------------------------
                                         Name:  Alexander Karow
                                                --------------------------------
                                         Title: Vice President
                                                --------------------------------


                                         CITICORP USA, INC.,
                                         as a Bank

                                         By:    /s/ Mary L. O'Connell
                                                --------------------------------
                                         Title: Vice President
                                                --------------------------------


                                         BANK OF AMERICA, N.A.,
                                         as a Bank


                                         By:    /s/ Lynn Durning
                                                --------------------------------
                                         Title: Managing Director
                                                --------------------------------


                                         BARCLAYS BANK PLC,
                                         as a Bank


                                         By:    /s/ L. Peter Yetman
                                                --------------------------------
                                         Title:
                                                --------------------------------


                                         CREDIT SUISSE FIRST BOSTON,
                                         as a Bank


                                         By:      /s/ David W. Kratovil
                                                --------------------------------
                                         Title: Director
                                                --------------------------------


                                         By:    /s/ Jay Chall
                                                --------------------------------
                                         Title: Director
                                                --------------------------------


  [signature page to Amendment No. 1 to 364-Day General Mills Credit Agreement]

                                  SCHEDULE 2.01

BANK                                                        REVOLVING COMMITMENT
Morgan Guaranty Trust Company of New York                     $  857,500,000
Citicorp USA, Inc.                                            $  857,500,000
Deutsche Bank AG New York Branch                              $  857,000,000
UBS AG, Stamford Branch                                       $  857,000,000
Bank of America, N.A.                                         $  857,000,000
Barclays Bank PLC                                             $  857,000,000
Credit Suisse First Boston                                    $  857,000,000
                                                              --------------
Aggregate Revolving Commitment                                $6,000,000,000